Exhibit 10.2

EXECUTION VERSION

FIFTEENTH AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 21, 2025 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”), DIAMONDBACK E&P LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.         The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013 (as amended prior to the date hereof, including all schedules and exhibits thereto, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.         The Borrower has requested, pursuant to Section 12.02(b) of the Credit Agreement, to amend certain provisions of the Credit Agreement on the terms, and subject to the conditions, set forth herein.

C.         Section 12.02(b) of the Credit Agreement permits amendments and modifications to the Credit Agreement pursuant to an agreement in writing entered into by the Parent Guarantor, the Borrower and (x) the Majority Lenders and (y) in the case of any amendment or modification that affects the rights or duties of the Issuing Bank or the Swingline Lender, the Issuing Bank or the Swingline Lender, as applicable.

D.       Now, therefore, to induce the Administrative Agent, the Swingline Lender, the Issuing Bank and the Lenders party hereto (which constitute the Majority Lenders) to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.  Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.      Amendments to Credit Agreement.  In reliance on the covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Section 6.02(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

1

“(b) The representations and warranties of the Parent Guarantor, the Borrower and the other Guarantors set forth in this Agreement (other than the representations and warranties set forth in Section 7.04(b) and Section 7.05 hereof) and in the other Loan Documents shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date.”

Section 3.         Conditions Precedent.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02(b) of the Credit Agreement):

3.1        The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Issuing Bank, the Swingline Lender, the Parent Guarantor and the Borrower, counterparts of this Amendment signed on behalf of such Person.

3.2        No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

3.3        The Administrative Agent shall have received a certificate of the President, a Vice President, or a Financial Officer of the Borrower to the effect that, as of the Amendment Effective Date, the conditions set forth in Section 6.02(a) and (b) of the Credit Agreement (with respect to Section 6.02(b), as amended by Section 2 of this Amendment), have been satisfied.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02(b) of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.         Miscellaneous.

4.1        Confirmation; No Waiver.  The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect following the effectiveness of this Amendment.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each reference in any other Loan Document to “the Credit Agreement,” “thereunder,” “thereof,” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

2

4.2       Ratification and Affirmation.  Each of the Parent Guarantor and the Borrower hereby ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including, without limitation, the Guaranty Agreement) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby.

4.3       COUNTERPARTS; SEVERABILITY; GOVERNING LAW; OTHER.  Sections 12.06, 12.07 and 12.09 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.

4.4       Payment of Expenses.  To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

4.5       Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.6         Loan Document.  This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DIAMONDBACK E&P LLC, as Borrower

By:	/s/ Jere Thompson
Name: Jere Thompson
Title: Executive Vice President and Chief Financial Officer

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By:	/s/ Jere Thompson
Name: Jere Thompson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Lender, Issuing Bank, and Swingline Lender

By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Managing Director

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

CITIBANK, N.A.,as a Lender

By:	/s/ Jeff Ard
	Name:	Jeff Ard
	Title:	Vice President

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jason Groll
	Name:	Jason Groll
	Title:	Director

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Sam Cutler
	Name:	Sam Cutler
	Title:	Director

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ryan Watson
	Name:	Ryan Watson
	Title:	Senior Vice President

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Sofia Barrera Jaime
	Name:	Sofia Barrera Jaime
	Title:	Vice President

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

TRUIST BANK, as a Lender

By:	/s/ Greg Krablin
	Name:	Greg Krablin
	Title:	Director

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Karina Rodriguez
	Name:	Karina Rodriguez
	Title:	Authorized Signatory

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert Downey
	Name:	Robert Downey
	Title:	Vice President

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Liana Chernysheva
	Name:	Liana Chernysheva
	Title:	Authorized Signatory

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
	Name:	Michael Sharp
	Title:	Authorized Signatory

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Managing Director

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
	Name:	John Krenger
	Title:	Director, Senior Vice President

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ Garrett Merrell
	Name:	Garrett Merrell
	Title:	Senior Vice President

[Signature Page to Fifteenth Amendment to Second Amended and Restated Credit Agreement]